UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 16, 2009
NCI BUILDING SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14315 (Commission File Number)	76-0127701 (I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas (Address of principal executive offices)	77064 (Zip Code)
Registrant’s telephone number, including area code: (281) 897-7788

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99.1

Item 7.01 Regulation FD Disclosure.
     On December 16, 2009, NCI Building Systems, Inc. (“NCI”) will make available presentation materials (the “Presentation Materials”) to be used by NCI in certain presentations by management. A copy of the Presentation Materials is attached as Exhibit 99.1 and is incorporated herein by reference and is also available on NCI’s website www.ncilp.com.
     The information in this report, including the Presentation Materials incorporated herein by reference, is being “furnished” pursuant to General Instruction F to Current Report on Form 8-K, and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this report, including the Presentation Materials incorporated herein by reference, shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
99.1	Investor Presentation issued by NCI Building Systems, Inc. dated December 16, 2009.*

*	As described in Item 7.01 above of the Current Report, this exhibit is “furnished” and not “filed” with this Current Report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.
By:	/s/ Mark E. Johnson
Mark E. Johnson
Executive Vice President, Chief Financial Officer and Treasurer

Dated: December 16, 2009